MERRILL LYNCH
STRATEGIC
DIVIDEND FUND










FUND LOGO









Quarterly Report

October 31, 1995





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch
Strategic Dividend Fund
Box 9011
Princeton, NJ
08543-9011





MERRILL LYNCH STRATEGIC DIVIDEND FUND



Officers and
Trustees

Arthur Zeikel, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Walter D. Rogers, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, Massachusetts 02171

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863





DEAR SHAREHOLDER


After losing momentum through the second calendar quarter of 1995, it now appears that the US economic expansion has resumed. Gross domestic product (GDP) growth for the three months ended September 30 was reported to be 4.2%, higher than generally expected. September durable goods orders increased a surprisingly strong 3%, and existing home sales rose to a near-record level. At the same time, there is evidence that inflationary pressures remain subdued. Reflecting the trend of renewed economic growth, and continued good news on the inflation front, the Federal Reserve Board signaled no near-term shift in monetary policy following its September meeting. Thus, official interest rates may not be reduced further in the immediate future.

One of the major developments during the October quarter was the strengthening of the US dollar relative to the yen and the Deutsche-mark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

Portfolio Matters
During the quarter ended October 31, 1995, Merrill Lynch Strategic Dividend Fund's Class A, Class B, Class C and Class D Shares posted total returns of +4.02%, +3.73%, +3.72% and +3.95%, respectively, compared to the +4.11% total return of the Standard & Poor's 500 Index (S&P 500). (Results shown are before the deduction of sales charges; results would be lower if sales charges were included. For complete performance information, see pages 4--6 of this report to shareholders.) Stocks within the financial and utility sectors, which together represented nearly 50% of the Fund's equity holdings, were among the best-performing in the S&P 500 Index during the October quarter. The consumer staples and healthcare groups, which each account for about 7% of the Fund's net assets, also benefited Fund performance. In our July 31, 1995 shareholder letter, we discussed our relatively conservative investment strategy which includes investing in companies with strong financial positions whose shares offer above-average dividend yields. The Fund's equity holdings have an average yield of 4.12% compared to the S&P 500's 2.16%, an average S&P quality ranking of B+ or better, and trade at an average of 1.9 times book value (65% of the S&P 500 price/book value ratio) and at 80% of the stock market's trailing 12-month price/earnings multiple. In the October quarter, defensive and interest rate-sensitive stocks were favored as investor concerns about interest rates eased and consolidation and merger activity gained momentum in the banking and utility industries. The Fund participated in this market move since nearly two-thirds of our net assets were invested in these defensive and interest rate-sensitive stocks.

As we reported in the July quarter, a major part of our investment activities centered on repositioning our financial stock holdings, primarily by adding a package of bank stocks, and thereby significantly increasing our exposure to the group. That investment decision was based on our belief that the group should produce attractive returns because of solid fundamentals, attractive valuations and the ongoing industry consolidation process. In the October quarter, fortuitously three of our bank holdings became takeover targets, resulting in their share prices rising sharply in value. Financial stocks at October 31, 1995 accounted for 20% of the Fund's net assets. We also changed the composition of our telecommunications holdings during the July quarter. Our additions to the Fund's portfolio were among the better-performing issues in this industry group, and the telecommunications group also outperformed the overall market.

Transactions for the quarter ended October 31, 1995 included establishing four new positions, eliminating five positions, adding to an existing holding, and reducing 14 holdings. Since three of our bank investments--Chemical Banking Corp., Integra Financial Corp. and Meridian Bancorp, Inc.--became takeover targets, we chose to eliminate those holdings and realized capital gains. We also sold H.F. Ahmanson & Co. because the stock reached our price target. New positions were established in First Commerce Corp. of New Orleans and Patriot American Hospitality Inc. First Commerce is a $6.5 billion assets bank holding company operating in the Louisiana and Mississippi Gulf markets. The stock of this fundamentally strong and well-capitalized bank appears reasonably valued and provides an attractive dividend yield. Patriot American is a real estate investment trust specializing in luxury hotel properties, primarily in Texas and the Southeastern United States. The stock offers an attractive dividend yield and good profits and dividend growth prospects. We also added to our holding in CoreStates Financial Corp., as the stock tumbled on the merger announcement with Meridian Bancorp, Inc. We view this merger with Meridian Bancorp as enhancing CoreStates' revenues and earnings, which over time should be reflected in the stock price.

We established new positions in E.I. du Pont de Nemours & Co. and General Motors Corp., while at the same time, we eliminated our holding in Imperial Chemical Industries PLC. We used the proceeds from this sale and the partial reductions in 14 other holdings to help fund our new positions. Du Pont, the largest chemical company in the US with a dominant presence worldwide, is also a major international integrated oil company through its ownership in Conoco. An aggressive productivity enhancement program initiated over a year ago is beginning to show results. Further asset sales and cost-cutting could translate to an upward revaluation of the stock. General Motors continues to improve productivity through cost reductions and vehicle market penetration. Significant earnings opportunities exist from further cost reductions as well as the benefits from a European economic recovery. We believe the stock is attractively priced.

Although we were disappointed with the performance of our energy holdings during the October quarter, we believe this group, which represented nearly 16% of the Fund's net assets, is attractively valued, while offering well-covered and potentially growing dividends.


In Conclusion
We thank you for your investment in Merrill Lynch Strategic Dividend Fund, and we look forward to reviewing our outlook and strategy with you again in our upcoming semi-annual report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Walter D. Rogers)
Walter D. Rogers
Vice President and Portfolio Manager




November 20, 1995





PERFORMANCE DATA



About Fund
Performance


Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for all of the Fund's Shares are presented in the "Recent Performance Results" and "Performance Summary" tables below and on pages 5 and 6. Data for the Fund's Class A and Class B Shares are presented in the "Average Annual Total Return" tables on page 6. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" tables on page 6.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for all of the Fund's shares for the 12-month and 3-month periods ended October 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent
Performance
Results
                                                                                                    12 Month     3 Month
                                                                10/31/95   7/31/95    10/31/94      % Change     % Change
ML Strategic Dividend Fund Class A Shares*                       $11.57     $12.24     $12.00       +13.18%(1)   +3.22%(2)
ML Strategic Dividend Fund Class B Shares*                        11.56      12.23      11.99       +13.16(1)    +3.21(2)
ML Strategic Dividend Fund Class C Shares*                        11.52      12.20      11.99       +12.82(1)    +3.14(2)
ML Strategic Dividend Fund Class D Shares*                        11.57      12.24      12.01       +13.07(1)    +3.21(2)
Standard & Poor's 500 Index**                                    581.50     562.06     472.35       +23.11       +3.46
ML Strategic Dividend Fund Class A Shares--Total Return*                                            +17.25(3)    +4.02(4)
ML Strategic Dividend Fund Class B Shares--Total Return*                                            +16.00(5)    +3.73(6)
ML Strategic Dividend Fund Class C Shares--Total Return*                                            +16.04(7)    +3.72(8)
ML Strategic Dividend Fund Class D Shares--Total Return*                                            +16.90(9)    +3.95(10)
Standard & Poor's 500 Index--Total Return**                                                         +26.39       +4.11

   *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
  **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
 (1)Percent change includes reinvestment of $1.869 per share capital gains distributions.
 (2)Percent change includes reinvestment of $1.071 per share capital gains distributions.
 (3)Percent change includes reinvestment of $0.421 per share ordinary income dividends and $1.869 per share capital gains distributions.
 (4)Percent change includes reinvestment of $0.098 per share ordinary income dividends and $1.071 per share capital gains distributions.
 (5)Percent change includes reinvestment of $0.295 per share ordinary income dividends and $1.869 per share capital gains distributions.
 (6)Percent change includes reinvestment of $0.065 per share ordinary income dividends and $1.071 per share capital gains distributions.
 (7)Percent change includes reinvestment of $0.333 per share ordinary income dividends and $1.869 per share capital gains distributions.
 (8)Percent change includes reinvestment of $0.070 per share ordinary income dividends and $1.071 per share capital gains distributions.
 (9)Percent change includes reinvestment of $0.397 per share ordinary income dividends and $1.869 per share capital gains distributions.
(10)Percent change includes reinvestment of $0.090 per share ordinary income dividends and $1.071 per share capital gains distributions.



Performance
Summary--
Class A Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning       Ending     Distributed    Dividends Paid*       % Change**
11/29/88--12/31/88                $10.71        $10.56        $0.140           $0.156            + 1.37%
1989                               10.56         12.50          --              0.612            +24.61
1990                               12.50         10.95          --              0.725            - 6.70
1991                               10.95         12.15          --              0.516            +15.99
1992                               12.15         12.75          --              0.460            + 8.95
1993                               12.75         12.74         0.645            0.456            + 8.66
1994                               12.74         10.70         1.596            0.465            + 0.17
1/1/95--10/31/95                   10.70         11.57         1.071            0.303            +21.07
                                                              ------           ------
                                                        Total $3.452     Total $3.693

                                                         Cumulative total return as of 10/31/95: +96.27%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.



Performance
Summary--
Class B Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning       Ending     Distributed    Dividends Paid*       % Change**
11/25/87--12/31/87                $10.00        $10.02          --             $0.047            + 0.67%
1988                               10.02         10.56        $0.266            0.465            +12.81
1989                               10.56         12.49          --              0.504            +23.40
1990                               12.49         10.94          --              0.604            - 7.68
1991                               10.94         12.14          --              0.393            +14.78
1992                               12.14         12.75          --              0.328            + 7.89
1993                               12.75         12.74         0.645            0.315            + 7.54
1994                               12.74         10.71         1.595            0.333            - 0.82
1/1/95--10/31/95                   10.71         11.56         1.071            0.209            +19.91
                                                              ------           ------
                                                        Total $3.577     Total $3.198

                                                        Cumulative total return as of 10/31/95: +104.93%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




PERFORMANCE DATA  (concluded)

Performance
Summary--
Class C Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning       Ending     Distributed    Dividends Paid*       % Change**
10/21/94--12/31/94                $11.84        $10.69        $0.798           $0.108            - 2.02%
1/1/95--10/31/95                   10.69         11.52         1.071            0.225            +19.93
                                                              ------           ------
                                                        Total $1.869     Total $0.333

                                                         Cumulative total return as of 10/31/95: +17.51%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance
Summary--
Class D Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning       Ending     Distributed    Dividends Paid*       % Change**
10/21/94--12/31/94                $11.85        $10.71        $0.798           $0.115            - 1.88%
1/1/95--10/31/95                   10.71         11.57         1.071            0.282            +20.74
                                                              ------           ------
                                                        Total $1.869     Total $0.397

                                                         Cumulative total return as of 10/31/95: +18.48%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.




Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/95                        +19.35%        +13.09%
Five Years Ended 9/30/95                  +11.96         +10.76
Inception (11/29/88) through 9/30/95      +10.50         + 9.63

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/95                        +18.08%        +14.08%
Five Years Ended 9/30/95                  +10.82         +10.82
Inception (11/25/87) through 9/30/95      + 9.70         + 9.70

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



Aggregate
Total Return


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Inception (10/21/94) through 9/30/95      +18.59%        +17.59%

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94) through 9/30/95      +19.57%        +13.29%

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.





SCHEDULE OF INVESTMENTS
                                     Shares                                                                        Percent of
EUROPE       Industries               Held    Common Stocks                               Cost            Value    Net Assets
Netherlands  Oil--International       25,000  Royal Dutch Petroleum PLC (ADR)*         $  1,430,640     $  3,071,875    1.9%

                                              Total Investments in the Netherlands        1,430,640        3,071,875    1.9


Spain        Oil & Gas Producers      52,000  Repsol S.A. (ADR)*                          1,661,156        1,540,500    1.0

                                              Total Investments in Spain                  1,661,156        1,540,500    1.0


United       Oil--International       19,000  British Petroleum Co. PLC (ADR)*            1,676,727        1,676,750    1.1
Kingdom
                                              Total Investments in the
                                              United Kingdom                              1,676,727        1,676,750    1.1


                                              Total Investments in Europe                 4,768,523        6,289,125    4.0


NORTH
AMERICA

United       Aerospace & Defense      52,000  Northrop Grumman Corp.                      1,861,886        2,977,000    1.9
States                                30,000  TRW Inc.                                    1,663,738        1,972,500    1.2
                                                                                       ------------     ------------  ------
                                                                                          3,525,624        4,949,500    3.1

             Automobiles              60,000  General Motors Corp.                        2,906,100        2,625,000    1.7

             Automotive Equipment     72,000  Arvin Industries, Inc.                      1,656,934        1,278,000    0.8
                                      60,000  Dana Corp.                                  1,649,850        1,537,500    1.0
                                                                                       ------------     ------------  ------
                                                                                          3,306,784        2,815,500    1.8

             Banks                    20,000  Barnett Banks, Inc.                         1,002,350        1,105,000    0.7
                                      28,000  Boatmen's Bancshares, Inc.                  1,004,500        1,060,500    0.7
                                      55,000  The Chase Manhattan Corp.                   1,934,896        3,135,000    2.0
                                      74,000  CoreStates Financial Corp.                  2,584,814        2,691,750    1.7
                                      26,000  First Commerce Corp.                          832,910          799,500    0.5
                                      23,000  Mellon Bank Corp.                             990,205        1,152,875    0.7
                                      23,000  Mercantile Bancorporation                   1,002,055        1,012,000    0.6
                                                                                       ------------     ------------  ------
                                                                                          9,351,730       10,956,625    6.9

             Chemicals                23,000  The Dow Chemical Co.                        1,369,880        1,578,375    1.0
                                      55,000  du Pont (E.I.) de Nemours & Co.             3,702,875        3,430,625    2.2
                                                                                       ------------     ------------  ------
                                                                                          5,072,755        5,009,000    3.2

             Cosmetics &              17,000  Avon Products, Inc.                         1,009,895        1,209,125    0.8
             Household Products       42,000  The Clorox Co.                              2,495,108        3,013,500    1.9
                                                                                       ------------     ------------  ------
                                                                                          3,505,003        4,222,625    2.7



SCHEDULE OF INVESTMENTS (concluded)
NORTH
AMERICA                              Shares                                                                        Percent of
(concluded)  Industries               Held    Common Stocks                               Cost            Value    Net Assets
United       Drugs                    40,000  Bristol-Myers Squibb Co.                 $  1,826,550     $  3,050,000    1.9%
States                                40,000  Eli Lilly & Co.                             2,165,088        3,865,000    2.4
(concluded)                                                                            ------------     ------------  ------
                                                                                          3,991,638        6,915,000    4.3

             Electrical Equipment     65,000  General Electric Co.                        3,140,231        4,111,250    2.6

             Financial Services       70,000  American Express Co.                        1,495,475        2,843,750    1.8
                                      60,000  Beneficial Corp.                            2,305,713        2,940,000    1.8
                                                                                       ------------     ------------  ------
                                                                                          3,801,188        5,783,750    3.6

             Food Merchandising       20,000  Lance, Inc.                                   360,000          337,500    0.2

             Hardware Products        51,000  The Stanley Works                           2,138,235        2,435,250    1.5

             Information              25,000  Xerox Corp.                                 2,545,647        3,243,750    2.0
             Processing

             Insurance                95,000  American General Corp.                      1,961,793        3,123,125    2.0
                                      50,000  Lincoln National Corp.                      2,135,530        2,231,250    1.4
                                     110,000  Ohio Casualty Corp.                         3,512,187        3,905,000    2.4
                                                                                       ------------     ------------  ------
                                                                                          7,609,510        9,259,375    5.8

             Metals                   70,000  Carpenter Technology Corp.                  2,225,034        2,651,250    1.7
                                      90,000  Cyprus Amax Minerals Co.                    2,366,829        2,351,250    1.5
                                                                                       ------------     ------------  ------
                                                                                          4,591,863        5,002,500    3.2

             Miscellaneous            28,000  Minnesota Mining & Manufacturing
             Technology                       Company                                     1,671,180        1,592,500    1.0

             Oil--Domestic            30,000  Atlantic Richfield Co.                      3,395,562        3,202,500    2.0
                                      96,000  Phillips Petroleum Co.                      3,323,722        3,096,000    2.0
                                                                                       ------------     ------------  ------
                                                                                          6,719,284        6,298,500    4.0

             Oil--International       55,000  Exxon Corp.                                 3,272,076        4,200,625    2.6
                                      40,000  Mobil Corp.                                 1,804,050        4,030,000    2.5
                                      50,000  Texaco Inc.                                 2,328,617        3,406,250    2.2
                                                                                       ------------     ------------  ------
                                                                                          7,404,743       11,636,875    7.3

             Paper & Forest           70,000  Federal Paper Board Co., Inc.               1,524,663        2,940,000    1.8
             Products

             Photography              50,000  Eastman Kodak Co.                           2,030,861        3,131,250    2.0

             Publishing/Printing      35,000  McGraw-Hill, Inc.                           2,434,950        2,865,625    1.8

             Real Estate              40,000  Avalon Properties, Inc.                       846,650          780,000    0.5
                                      28,000  Developers Diversified Realty Corp.           791,000          798,000    0.5
                                      30,000  Patriot American Hospitality Inc.             720,000          731,250    0.5
                                      35,000  Simon Property Group, Inc.                    886,200          813,750    0.5
                                                                                       ------------     ------------  ------
                                                                                          3,243,850        3,123,000    2.0

             Retail                   29,000  May Department Stores Co.                   1,257,489        1,138,250    0.7
                                      36,000  Sears, Roebuck & Co.                        1,208,160        1,224,000    0.8
                                                                                       ------------     ------------  ------
                                                                                          2,465,649        2,362,250    1.5

             Savings & Loan           80,000  Great Western Financial Corporation         1,685,600        1,810,000    1.1

             Transportation           35,000  Union Pacific Corp.                         1,752,100        2,288,125    1.4

             Utilities--Electric      85,000  American Electric Power Co., Inc.           2,682,600        3,240,625    2.0
                                     126,000  Consolidated Edison Co. of
                                              New York, Inc.                              3,559,500        3,827,250    2.4
                                      84,000  Houston Industries Inc.                     3,249,540        3,895,500    2.4
                                      60,000  Northern States Power Co.                   2,613,600        2,835,000    1.8
                                      66,000  Public Service Co. of Colorado              2,137,905        2,252,250    1.4
                                      64,000  Public Service Enterprise Group, Inc.       2,245,120        1,880,000    1.2
                                     100,000  Wisconsin Energy Corp.                      2,593,500        2,950,000    1.9
                                                                                       ------------     ------------  ------
                                                                                         19,081,765       20,880,625   13.1

             Utilities--Gas &        135,000  The Brooklyn Union Gas Co.                  3,619,350        3,391,875    2.1
             Gas Pipeline            130,000  NICOR Inc.                                  3,698,548        3,493,750    2.2
                                     120,000  Sonat, Inc.                                 2,141,987        3,450,000    2.2
                                                                                       ------------     ------------  ------
                                                                                          9,459,885       10,335,625    6.5

             Utilities--              69,000  GTE Corp.                                   2,455,578        2,846,250    1.8
             Telecommunications       80,000  NYNEX Corp.                                 3,065,600        3,760,000    2.3
                                     100,000  Southern New England
                                              Telecommunications Corp.                    3,431,713        3,612,500    2.3
                                      58,000  Sprint Corporation                          2,091,570        2,233,000    1.4
                                                                                       ------------     ------------  ------
                                                                                         11,044,461       12,451,750    7.8

                                              Total Investments in North America        126,365,299      149,382,750   93.9


                                              Total Common Stocks                       131,133,822      155,671,875   97.9


                                      Face
                                     Amount   Short-Term Securities

             Repurchase           $3,488,000  UBS Securities Inc., purchased on
             Agreements**                     10/31/1995to yield 5.88% to 11/01/1995      3,488,000        3,488,000    2.2

                                              Total Short-Term Securities                 3,488,000        3,488,000    2.2


             Total Investments                                                         $134,621,822      159,159,875  100.1
                                                                                       ============
             Liabilities in Excess of Other Assets                                                           (55,771)  (0.1)
                                                                                                        ------------  ------
             Net Assets                                                                                 $159,104,104  100.0%
                                                                                                        ============  ======

             Net Asset            Class A--Based on net assets of $17,637,178
             Value:                        and 1,524,768 shares outstanding                             $      11.57
                                                                                                        ============
                                  Class B--Based on net assets of $125,483,664
                                           and 10,851,631 shares outstanding                            $      11.56
                                                                                                        ============
                                  Class C--Based on net assets of $1,076,715
                                           and 93,496 shares outstanding                                $      11.52
                                                                                                        ============
                                  Class D--Based on net assets of $14,906,547
                                           and 1,288,313 shares outstanding                             $      11.57
                                                                                                        ============



 *American Depositary Receipts (ADR).
**Repurchase Agreements are fully collateralized by US Government &
  Agency Obligations.




PORTFOLIO CHANGES


For the Quarter Ended October 31, 1995

Additions

du Pont (E.I.) de Nemours & Co.
First Commerce Corp.
General Motors Corp.
Patriot American Hospitality Inc.


Deletions

Chemical Banking Corp.
H.F. Ahmanson & Co.
Imperial Chemical Industries PLC (ADR)
Integra Financial Corp.
Meridian Bancorp, Inc.

PORTFOLIO INFORMATION



As of October 31, 1995

                                                   Percent of
Ten Largest Common Stock Holdings                  Net Assets

Exxon Corp.                                            2.6%
General Electric Co.                                   2.6
Mobil Corp.                                            2.5
Ohio Casualty Corp.                                    2.4
Houston Industries Inc.                                2.4
Eli Lilly & Co.                                        2.4
Consolidated Edison Co. of New York, Inc.              2.4
NYNEX Corp.                                            2.3
Southern New England
  Telecommunications Corp.                             2.3
NICOR Inc.                                             2.2